UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2020

Livongo Health, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38983	26-3542036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 West Evelyn Avenue, Suite 150

Mountain View, California 94041

(Address of Principal Executive Offices, including Zip Code)

(866) 435-5643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	LVGO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under the heading “Combined Company Leadership” in Item 8.01 is incorporated by reference herein.

Item 8.01	Other Events

Special Dividend

As previously disclosed, on August 5, 2020, Livongo Health, Inc. (“Livongo”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Teladoc Health, Inc. (“Teladoc”) and Tempranillo Merger Sub, Inc., a wholly-owned subsidiary of Teladoc (“Merger Subsidiary”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will merge with and into Livongo (the “Merger”), with Livongo surviving as a wholly-owned subsidiary of Teladoc. A definitive joint proxy statement/prospectus was filed with the Securities and Exchange Commission (the “SEC”) by Teladoc on September 15, 2020, in connection with, among other things, the Merger Agreement.

Livongo has conditionally set October 29, 2020 as the record date for the special dividend (the “Special Dividend”) of $7.09 per share on Livongo’s common stock contemplated by the Merger Agreement. The closing of the Merger and the other transactions contemplated by the Merger Agreement remains subject to certain approvals by Livongo stockholders that will be sought at Livongo’s special meeting scheduled for October 29, 2020, certain approvals by Teladoc’s stockholders that will be sought at Teladoc’s special meeting scheduled for October 29, 2020 and the other closing conditions set forth in the Merger Agreement. It is anticipated that, prior to the closing of the Merger, Livongo’s board of directors will declare the Special Dividend, conditioned upon the closing of the Merger and the other transactions contemplated by the Merger Agreement, and that the dividend will be paid on or around November 3, 2020 to Livongo stockholders of record on the October 29, 2020 record date.

For U.S. federal income tax purposes, the Special Dividend is intended to be treated, and will be reported by Livongo, as a distribution by Livongo within the meaning of Section 301 of the Internal Revenue Code of 1986, as amended. Assuming this intended treatment is respected, the Special Dividend will be treated as a dividend for U.S. federal income tax purposes to the extent paid out of current or accumulated earnings and profits (“E&P”) of Livongo. To the extent the amount of the Special Dividend exceeds Livongo’s current and accumulated E&P, the excess will first be treated as a tax-free return of capital, causing a reduction in the holder’s adjusted basis in its Livongo common stock. If such basis is reduced to zero, any remaining portion of the Special Dividend will be taxed as capital gain, which would be long-term capital gain if the holder has held the Livongo common stock for more than one year at the time the Special Dividend is received.

The process of determining current and accumulated E&P requires a final determination of Livongo’s financial results for the year and a review of certain other factors. Based on Livongo’s current estimate of its current and accumulated E&P, it expects that none of the Special Dividend will be paid out of its current or accumulated E&P, and thus Livongo expects that the Special Dividend will be treated as a tax-free return of capital (to the extent of a holder’s adjusted basis) and that none of the Special Dividend will be treated as a dividend for U.S. federal income tax purposes. Livongo stockholders should review the definitive joint proxy statement/prospectus that was filed with the SEC by Teladoc on September 15, 2020, which provides additional details regarding U.S. federal income tax considerations related to the Special Dividend, and consult their tax advisors regarding any alternative characterization of the Special Dividend, including as consideration received in the Merger in exchange for their shares of Livongo common stock, and as to the tax consequences of the Special Dividend in their particular circumstances.

Combined Company Leadership

On October 15, 2020, Teladoc and Livongo announced the combined company leadership upon the consummation of the proposed Merger between Livongo and Teladoc, which will be led by Jason Gorevic, as Chief Executive Officer and a member of the Board of Directors for the combined company as previously announced on August 5, 2020. The combined company leadership will include Arnnon Geshuri, Chief Human Resources Officer, Mala Murthy, Chief Financial Officer, David Sides, Chief Operating Officer, Dan Trencher, SVP, Corporate Strategy, Drew Turitz, SVP, Corporate Development, Adam Vandervoort, Chief Legal Officer, Stephany Verstraete, Chief Marketing & Engagement Officer, and Yulun Wang, Head of Research & Development (interim).

Teladoc and Livongo also announced the following officers will be departing the combined company over the course of time after the consummation of the Merger: Michelle Bucaria, Chief Human Resources Officer of Teladoc, Zane Burke, Chief Executive Officer of Livongo, Jennifer Schneider, President of Livongo, Lee Shapiro, Chief Financial Officer of Livongo, and Steve Schwartz, SVP, Business Development of Livongo.

As noted above, the completion of the Merger remains subject to customary closing conditions, including the adoption of the Merger Agreement by Livongo stockholders and the approval by Teladoc’s stockholders of an amendment to Teladoc’s certificate of incorporation to increase the number of authorized shares of Teladoc common stock and the issuance of Teladoc common stock in the Merger. Livongo continues to expect the merger to close in the fourth quarter of 2020.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Teladoc and Livongo, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding Teladoc’s and Livongo’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of Teladoc’s and Livongo’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Teladoc and Livongo stockholder approvals; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that the anticipated U.S. federal income tax treatment of the transaction is not obtained; litigation relating to the potential transaction that have been or could be instituted against Teladoc, Livongo or their respective directors; the effects of disruption to Teladoc’s or Livongo’s respective businesses; restrictions during the pendency of the potential transaction that may impact Teladoc’s or Livongo’s ability to pursue certain business opportunities or strategic transactions; the effect of this communication on Teladoc’s or Livongo’s stock prices; transaction costs; Teladoc’s ability to achieve the benefits from the proposed transaction; Teladoc’s ability to effectively integrate acquired operations into its own operations; the ability of Teladoc or Livongo to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of Teladoc’s or Livongo’s control (including public health crises, such as pandemics and epidemics); changes in laws and regulations applicable to Teladoc’s business model; changes in market conditions and receptivity to Teladoc’s services and offerings; results of litigation; the loss of one or more key clients of Teladoc (including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the potential transaction); changes to Teladoc’s abilities to recruit and retain qualified providers into its network; the impact of the COVID-19 pandemic on the parties’ business and general economic conditions; risks regarding Livongo’s ability to retain clients and sell additional solutions to new and existing clients; Livongo’s ability to attract and enroll new members; the growth and success of Livongo’s partners and reseller relationships; Livongo’s ability to estimate the size of its target market; uncertainty in the healthcare regulatory environment; and the factors set forth under the heading “Risk Factors” of Teladoc’s Annual Report and Livongo’s Annual Report, in each case on Form 10-K, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the potential transaction, are more fully discussed in the joint proxy statement/prospectus filed with the SEC in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Teladoc nor Livongo assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the potential transaction, Teladoc has filed a registration statement on Form S-4 (File No. 333-248568) with the SEC containing a prospectus of Teladoc that also constitutes a definitive joint proxy statement of each of Teladoc and Livongo. The registration statement, as amended, was declared effective by the SEC on September 15, 2020. Each of Teladoc and Livongo commenced mailing copies of the definitive joint proxy statement/prospectus to stockholders of Teladoc and Livongo, respectively, on or about September 15, 2020. Teladoc and Livongo may also file other documents with the SEC regarding the potential transaction. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Teladoc or Livongo have filed or may file with the SEC in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF TELADOC AND LIVONGO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Teladoc or Livongo through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Teladoc will be available free of charge on Teladoc’s website at https://ir.teladochealth.com and copies of the documents filed with the SEC by Livongo will be available free of charge on Livongo’s website at https://ir.livongo.com/. Additionally, copies may be obtained by contacting the investor relations departments of Teladoc or Livongo.

Teladoc and Livongo and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Teladoc is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 14, 2020. Information about the directors and executive officers of Livongo is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 24, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 6, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction are included in the registration statement and joint proxy statement/prospectus and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2020	Livongo Health, Inc.

	By:	/s/ Lee Shapiro
	Name:	Lee Shapiro
	Title:	Chief Financial Officer